EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is being executed and delivered as of September 28, 2015 by and among Insight Enterprises, Inc., a Delaware corporation (the “Company”), Insight Direct (UK) Ltd., a company organized under the laws of England (the “UK Borrower”), Insight Enterprises B.V., a besloten vennootschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands (the “Dutch Borrower” and, collectively with the Company and the UK Borrower, the “Borrowers”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement described below, and certain of the lenders party to the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are party to that certain Third Amended and Restated Credit Agreement dated as of April 26, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders and the Administrative Agent amend the Credit Agreement in certain respects; and

WHEREAS, the Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1. Amendment. Subject to the satisfaction of the condition precedent set forth in Section 2 below, the definition of “Change in Control” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) (x) nominated by the board of directors of the Company, (y) appointed by the board of directors of the Company or (z) approved by the board of directors of the Company for consideration by the shareholders for election, nor (ii) appointed by directors so nominated, appointed or approved; or (c) the Company shall cease to own and control, directly or indirectly, 100% of the Equity Interests of any European Borrower.

2. Condition of Effectiveness. This Amendment shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the condition precedent that the Administrative Agent shall have received executed counterparts of this Amendment duly executed and delivered by each Borrower, the Administrative Agent and the Required Lenders.

3. Representation and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as amended hereby constitute its legal, valid and binding obligation and are enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (iii) no Default has occurred and is continuing on and as of the date hereof.

4. Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with its original terms.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. Costs and Expenses. The Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment.

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7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy or other electronic image (e.g., “PDF” or “TIF” via electronic mail) of any signature hereto shall have the same effect as the original thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

INSIGHT ENTERPRISES, INC.,
as the Company

By:	/s/ Lynn Willden
Name:	Lynn Willden
Title:	SVP, Tax and Treasurer

INSIGHT DIRECT (UK), LTD.,
as the UK Borrower

By:	/s/ Russell Leighton
Name:	Russell Leighton
Title:	SVP, Finance

INSIGHT ENTERPRISES B.V.,
as the Dutch Borrower

By:	/s/ Russell Leighton
Name:	Russell Leighton
Title:	SVP, Finance

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Caitlin A. Stewart
Name:	Caitlin Stewart
Title:	Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Ivan Ferraz
Name:	Ivan Ferraz
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Alain Pelanne
Name:	Alain Pelanne
Title:	Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

BBVA COMPASS

By:	/s/ Nancy Zezza
Name:	Nancy Zezza
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Ilene Hernandez
Name:	Ilene Hernandez, #20514
Title:	Associate Relationship Manager

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Philip K. Liebscher
Name:	Philip K. Liebscher
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Matt S. Scullin
Name:	Matt S. Scullin
Title:	Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

BOKF, NA, d/b/a Bank of Arizona

By:	/s/ James Wessel
Name:	James Wessel
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

COMERICA BANK

By:	/s/ Liz V. Gonzalez
Name:	Liz V. Gonzalez
Title:	Corporate Banking Officer

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

THE NORTHERN TRUST COMPANY

By:	/s/ John Lascody
Name:	John Lascody
Title:	Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Sarah Bryson
Name:	Sarah Bryson
Title:	Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

BANK OF THE WEST

By:	/s/ Kevin R. Gillette
Name:	Kevin R. Gillette
Title:	Director

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement

NATIONAL BANK OF ARIZONA

By:	/s/ Sabina Anthony
Name:	Sabina Anthony
Title:	Vice President

Signature Page to

Amendment No. 2 to Insight Third Amended and Restated Credit Agreement